497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 16, 2010 TO THE CURRENT PROSPECTUSES FOR:
RETIREMENT CORNERSTONE(SM) SERIES B           ACCUMULATOR(R)
RETIREMENT CORNERSTONE(SM) SERIES L           ACCUMULATOR(R) PLUS(SM)
RETIREMENT CORNERSTONE(SM) SERIES CP(SM)      ACCUMULATOR(R) ELITE(SM)
RETIREMENT CORNERSTONE(SM) SERIES C           ACCUMULATOR(R) SELECT(SM)
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This supplement modifies certain information in the above-referenced
Prospectuses, Supplements to Prospectus and Statements of Additional Information ("SAI"), (together, the "Prospectuses"), in the State of California only. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.

If you allocate your entire initial contribution to the EQ/Money Market variable investment option (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial contribution. If you allocate any portion of your initial contribution to the variable investment options (other than the EQ/Money Market variable investment option), your refund will be equal to your account value on the date we receive your request to cancel at our processing office.

"RETURN OF CONTRIBUTION" FREE LOOK TREATMENT AVAILABLE THROUGH CERTAIN SELLING BROKERS-DEALERS

Certain selling broker-dealers offer an allocation method designed to preserve your right to a return of your contributions during the free look period. At the time of application, you will instruct your financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract. Please consult your financial professional to learn more about the availability of "return of contribution" free look treatment.

If you choose "return of contribution" free look treatment of your contract, we will allocate your entire contribution and any subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the "return of contribution" free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the Contract Date, we will automatically reallocate your account value to the investment options chosen on your application.

Any transfers made prior to the expiration of the 30 day free look will terminate your right to "return of contribution" treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the Contract Date will cancel the automatic reallocation on the 40th day (or next Business Day) following the Contract Date described above. If you do not want AXA Equitable to perform this scheduled one-time reallocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the Contract Date to cancel.




  Retirement Cornerstone(SM) Series is issued by and is a service mark of AXA Equitable Life Insurance Company (AXA Equitable). Retirement Cornerstone(SM)
 Series CP(SM) is a service mark of AXA Equitable. Accumulator(R) is issued by and is a registered service mark of AXA Equitable. Accumulator(R),
             Accumulator(R) Plus(SM), Accumulator(R) Select(SM), and
          Accumulator(R) Elite(SM) are service marks of AXA Equitable.
 Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290
                             Avenue of the Americas,
                               New York, NY 10104.

    Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234

IM-10-06 (1/10)                                                           x03020
RC and Accum 9.0 -- New Business                          Cat. no. 143832 (1/10)